Exhibit 99.1

GREATER ACCESS TO MORE EFFECTIVE TREATMENTS REDUCES TOTAL COST OF CARE February 2018 Investor Presentation NASDAQ: MYND

Investor Presentation DISCLAIMER This presentation contains “forward - looking statements” pursuant to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources . These forward - looking statements include, without limitation, statements regarding proposed new products or services ; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance ; statements of management’s goals and objectives ; trends affecting our financial condition, results of operations or future prospects ; our financing plans or growth strategies ; and other similar expressions concerning matters that are not historical facts . Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward - looking statements . Forward - looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved . Forward - looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties described in our filings with the U . S . Securities and Exchange Commission, including our most recent reports on Forms 10 - K, 10 - Q and 8 - K, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward - looking statements . Forward - looking statements speak only as of the date they are made . You should not put undue reliance on any forward - looking statements . We assume no obligation to update forward - looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward - looking information, except to the extent required by applicable securities laws . If we do update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . 2

Investor Presentation 3 MYND ANALYTICS (NASDAQ:MYND) Telemedicine Data Analytics/ Machine Learning Unique first mover in treating mental health conditions through the combination of telemedicine and data analytics/ artificial (augmented) intelligence to improve health care delivery and reduce costs.

INVESTMENT HIGHLIGHTS

- ✓ **Initial focus is the $147 billion underserved mental health market[1]**
  - Highest worldwide disease burden and single largest reason for work disability
  - Over $6k additional yearly health care costs for individuals not adequately treated for co-morbid behavioral health diagnosis
- ✓ Arcadian Telepsychiatry subsidiary specializes in the delivery of mental health services through a **network of licensed clinicians in over 42 states and growing**
  - Improves access to care for the 60% of individuals who do not currently receive care
- ✓ Technology platform that utilizes machine learning to analyze EEGs and inform therapeutic regimens, thereby **improving patient outcomes and reducing healthcare costs**
- ✓ **Expanding partnerships with provider groups and managed care companies**
- ✓ **Broad patents (20 issued, 8 pending) and strong clinical validation (100 peer-reviewed studies)**
- ✓ **Increasing reimbursement** due to new government mandates
- ✓ Solid balance sheet and clean capital structure

(1) National Institute of Mental Health: https://www.nimh.nih.gov/about/directors/thomas-insel/blog/2015/mental-health-awareness-month-by-the-numbers.shtml

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MENTAL HEALTH - INCIDENCE & COST

Mental disorders, including substance abuse, have the highest estimated annual health spending in the U.S.

- Globally, an estimated 300 million people suffer from depression and 60 million have Bipolar affective disorder.(1)
- Anxiety disorders are the most common mental illness in the U.S. affecting 40 million adults.(2)
- It is estimated that 129 million children globally have Attention-deficit/hyperactivity disorder (ADHD), representing 7.2% of the world's child population.(3)
- Eating disorders affect up to 24 million people in the U.S. (6.5 million U.S. adults suffer from binge eating) and 70 million people globally.(4)

$147 billion is spent in the U.S. treating mental health, while $2.5 trillion is spent globally, with nearly 2/3 in indirect costs. The global cost is expected to increase to $6 trillion by 2030.(5)(6)


Ten medical conditions with the highest estimated spending in 2013
Mental disorders
Heart conditions
Trauma
Cancer
Pulmonary conditions
Osteoarthritis
Normal birth
Diabetes
Kidney disease
Hypertension
Civilian noninstitutionalized
Institutionalized and active-duty military
0
50
100
150
200
Billions of dollars

(1) World Health Organization: http://www.who.int/mediacentre/factsheets/fs396/en/
(2) Anxiety and Depression Association of America: https://www.adaa.org/about-adaa/press-room/facts-statistics
(3) CHADD: The National Resource on ADHD: http://www.chadd.org/Understanding-ADHD/About-ADHD/Data-and-Statistics/General-Prevalence.aspx
(4) The Renfrew Center Foundation for Eating Disorders, "Eating Disorders 101 Guide: A Summary of Issues, Statistics and Resources," published September 2002, revised October 2003: https://www.ndsu.edu/fileadmin/counseling/Eating_Disorder_Statistics.pdf
(5) Eating Disorder HOPE: https://www.eatingdisorderhope.com/information/statistics-studies
(6) National Institute of Mental Health: https://www.nimh.nih.gov/about/directors/thomas-insel/blog/2015/mental-health-awareness-month-by-the-numbers.shtml

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Investor Presentation Source: Melek S., Norris D., Paulus J.: Economic Impact of Integrated Medical - Behavioral Healthcare: Implications for Psychiatry. Prepared for APA; 2014, pp.1 - 39. 6 ECONOMIC IMPACT (IN 2012) Population % with Behavioral Health (BH) Diagnosis Per - member per - month (PMPM) cost without BH Diagnosis PMPM with BH Diagnosis Increase in Total PMPM with BH Diagnosis Commercial 15% $340 $941 276% Medicare 9% $582 $1429 245% Medicaid 20% $381 $1301 341% All Insurers 14% $397 $1085 273% An estimated $8,500 in excess annual health care costs incurred by a patient not properly medicated

Investor Presentation 7 Thomas R. Insel, MD 2009 - 2010 “ Current medications are not sufficient for most patients... We still do not know who will respond to a specific treatment. Even for the fraction of patients who ultimately respond, clinicians often must resort to trial and error before finding a regimen that works, subjecting patients to potentially life - threatening delays, ineffective treatment, or adverse side effects. " TRIAL AND ERROR PHARMACOTHERAPY Millions of Americans have failed two or more therapeutics for mental illness and are considered resistant to treatment

Investor Presentation Problem Looming crisis in access to care: • Psychiatrist shortage • Waiting lists are high • 70% of mental health is treated by PCPs • Low attendance and adherence to treatment (avg = 2 visits) Clinicians often rely on trial and error prescribing for depression, anxiety, PTSD and other mental health conditions Impact: • Over half of patients never seek treatment • Treatments themselves are marked by low efficacy, low adherence Solution x Telepsychiatry : Deploying multistate networks for large insurers where access is diminished • Patient access to clinicians from the convenience of home • Increased adherence x Data Analytics : clinically validated technology platform • Patented technology utilizes complex algorithms to analyze EEGs • Informs therapeutic regimens, thereby improving patient outcomes and reducing healthcare costs. 8 SERVICE LINES

Investor Presentation 9 TELEPSYCHIATRY • Telepsychiatry involves the use of video conferencing and telecommunication equipment to conduct real time mental health consultation between a clinician and patient • Ideal for individuals living in underserved areas or those with limited access to services, and patients seeking access to care in the privacy of their own home • Payors are paying tele - health companies ongoing fees for network access, in addition to the actual provision of services • Telemedicine is one of the fastest growing areas of healthcare services today • The global telemedicine market is expected to reach USD $113.1 billion by 2025 and grow at over an 18% CAGR , according to Grand View Research, Inc. 1 • Shortage of mental health providers is driving strong demand for telepsychiatry services o Over eighty - nine million Americans live in federally designated Mental Health Professional Shortage Areas o Two - thirds of US primary care physicians report not having adequate access to psychiatric care for their patients The Market The Process

ARCADIAN

- Arcadian specializes in the delivery of mental health services through a network of social workers, therapists and psychiatrists throughout the United States
- Offers a suite of services including **telepsychiatry, teletherapy, digital patient screening, curbside consultation, on-demand services, and scheduled encounters**
- Services for **all age groups** and flexibility in scheduling appointments **7 days a week**
- **Arcadian serves consumers in over 42 states through its network of licensed clinicians**
- **Customer base includes:**
  - Government and non-profit agencies
  - Hospital networks
  - Private insurers including managed care organizations
  - Physicians and patients

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HEALTHCARE AI MARKET

- According to Accenture, when combined, key clinical health artificial intelligence (AI) applications can potentially create $150 billion in annual savings for the United States healthcare economy by 2026[1]
- In just the next five years, the health AI market is expected to grow more than 10x[2]
- Growth is already accelerating, as the number of deals to healthcare-focused AI start-ups went up from less than 20 in 2012, to nearly 70 by mid-2016[3]



HEALTH AI MARKET SIZE 2014-2021
Acquisitions of AI startups are rapidly increasing while the health AI market is set to register an explosive CAGR of 40% through 2021
$600M
$6.6B
11x
2014
2021
Source: Accenture analysis

"The AI solutions market in healthcare industry is expected to gain wider adoption as a result of easier integration with hospital workflows and patient-centric treatment plans leading to excellent patient outcomes, elimination of unnecessary hospital procedures and reduced treatment costs."

- Frost & Sullivan[4]

(1) Accenture, https://www.accenture.com/us-en/insight-artificial-intelligence-healthcare .
(2) Frost & Sullivan, http://ww2.frost.com/news/press-release/600-m-6-billion-artificial-intelligence-systems-poised-dramatic-market-expansion-healthcare
(3) CB Insights, https://www.cbinsights.com/blog/artificial-intelligence-startups-healthcare/
(4) Frost & Sullivan, http://corpcom.frost.com/forms/NA_PR_KBelcher_NFFE_18Dec15

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Investor Presentation 12 HOW IT WORKS • An electroencephalogram (EEG) is a completely painless, non - invasive test that records your brain’s electrical activity and provides a basis for comparison against others within the Psychiatric Electroencephalography Evaluation Registry (“PEER”) database • MYnd utilizes AI , machine learning and data analytics in order to inform therapeutic regimens , thereby improving patient outcomes and reducing healthcare costs o MYnd’s PEER Report uses data from EEG tests, outcomes and machine learning to identify endophenotypic markers of drug response o This Big Data approach has allowed MYnd to generate a large clinical registry and database of predictive algorithms: 11,000+ patients & 39,000+ outcomes Proven results with 144% improvement in depression scores and 75% reduction in suicidality

INTERIM FINDINGS FROM THE 4TH CLINICAL TRIAL – WALTER REED PEER TRIAL

Improvement Over Standard of Care (1)



Percent
144%
75%
75%
139%
Depression
Suicidality
Global Improvement
PTS

- 144% more improvement in QIDS-SR16 depression scores
- 75% greater improvement in CHRT-7S scores for suicidal ideation
- 139% greater improvement in PCL scores for PTSD

(1) VA/DOD Clinical Practice Guideline for Management of Major Depressive Disorder

Median Treatment Visits Over 6 Month Trial



Peer Followed
5
Standard of Care
2

- Patients had a median of 5 visits compared to 2 visits for patients whose physicians used PEER as compared to those that did not follow PEER

Patients whose physicians followed PEER had more statistically significant improvement than physicians who followed standard of care treatment based on VA/DOD Treatment Guidelines.

Neuropsychiatric Disease and Treatment, August 2016.

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Investor Presentation 14 INDEPENDENT VALIDATION From a rapidly growing research base, 100 peer - reviewed studies* of Quantitative EEG (QEEG) neurometrics (n = 6,025) have demonstrated the utility of these markers, including: • 12 randomized controlled trials of QEEG neurometrics for predicting medication response (n = 2,087) • 88 observational cohort studies (n = 3,938) *Source: Clinical dossier prepared by Cedar Associates, LLC, a Stanford Health Policy Adjunct Affiliate

Investor Presentation 15 WHAT DOCTORS SAY “Why are we treating an organ, the brain, without measuring the effect of our treatment on the organ? There are over 100 medications available for the treatment of behavioral disorders. The core problem is not that we need three more, the problem is that we need to know how to use the 100 we have...” - - Steve Suffin , M.D., Chief of Clinical Pathology, Quest Diagnostics, CNS Response Co - founder "This could revolutionize prescribing practice in terms of helping people get the right treatment sooner. Psychiatry doesn't really have a predictive model for which disorders will respond best to which medications." - Col. John Bradley, MD, US Army (Retired) "We all respond differently to medications. I like to see my patients feel better faster without trial and error. The PEER Report™ shows what medications worked or didn't work for people with similar brains. I'm pleased to have trained military doctors who also use the PEER Report." - Dr. Michael Anderson, Psychiatrist (Private Practice) “ Predicting non - responders with an easy, relatively inexpensive, predictive, objective office procedure that builds upon clinical judgment to guide antidepressant choice.” - Charles DeBattista , MD, Stanford University School of Medicine

Investor Presentation 16 TARGET BUSINESS MODEL: PAYORS VA/Military Where suicide rates are high and need for innovative and effective mental health care is high Managed Care Payers and health systems seeking to improve clinical outcomes and lower health care costs Case study : Horizon Healthcare Services, Inc . , New Jersey’s oldest and largest health insurer, is running 600 - patient pilot to explore how the use of PEER Online® may reduce trial and error medication management and total costs of care . With over 3 . 8 M patients in its network, Horizon alone represents a $ 48 M potential annual market, in one state alone . The cost of PEER results in a 4.7 - fold return in cost offsets* *Source: Clinical dossier/economic analysis prepared by Cedar Associates, LLC, a Stanford Health Policy Adjunct Affiliate

TARGET BUSINESS MODEL

Patient Direct



60% of individuals do not receive care in mental health

Multi-Practice Groups



Over 15% of patients have mental health concerns but expertise not present to address in practice

Provider Direct



Multi-practitioner provider groups seeking to provide value-based care and cutting edge objective measurement tools that are reimbursed

Expanding coverage

- New government mandates have helped drive reimbursement for solutions that improve outcomes and reduce costs
  - Federal Mental Health Parity Act (2008)
  - Expansion Benefits for Medicare (2008)
  - Affordable care Act further coverage expansion (2010)
  - 21st Century Cures (2016)
- Coverage for mental health continues to expand and CPT codes exist for reimbursement

Billing CPT Codes: 95816, 95957, 99090

Collaborative Care Model (CoCM)

- Under the CoCM, a consulting psychiatrist provides the primary care practice with specialized expertise through regular case review and recommendations for therapeutic and pharmacological treatment, medication adjustments, and additional specialty care.
- Medicare now provides coverage and reimbursement for "Psychiatric Collaborative Care Management Services"

Billing CPT Codes: 99492-4, 99484

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EXPERIENCED LEADERSHIP

Management Team

George C. Carpenter, IV – President & CEO

- Over 25 years of experience in healthcare technology and business development
- MBA in Finance from the University of Chicago, BA from Dartmouth College

Brian MacDonald – Chief Technology Officer

- Responsible for machine learning algorithms that form the core of the PEER reports
- MBA from the University of Pennsylvania, BS from the University of Alabama

Don D'Ambrosio – Chief Financial Officer

- Over 25 years of C-level experience, including at a public company
- BA from Temple University

Robert Plotkin, CEO of Arcadian

- Founded Arcadian Telepsychiatry in 2013
- Previously founded Social Work prn of Philadelphia, a behavioral health staffing company

Board of Directors

Robin L. Smith, MD, MBA – Chairman

- Former CEO of Neostem (now Caladrius)

Geoffrey E. Harris

- Portfolio manager at c7 Advisors

John Pappajohn

- Served as Director of 40+ companies in healthcare industry

Michal Votruba

- Director of the Gradus/RSJ Life Sciences Fund

Peter Unanue

- Over 25 years of senior business experience. Executive Vice President of Goya Foods, Inc.

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Investor Presentation 19 MILESTONES: 12 MONTH GOALS 1 Establish 2 nd paid pilot program(s) with managed care companies and health systems seeking to improve clinical outcomes and lower health care costs 2 Publish pharmacoeconomic benefits when providers use the PEER report on - line tool 3 Penetrate VA and Military where suicide rates are high and need for innovative, improved access and effective mental health care is high 4 Grow patient direct sales through digital media buys continuing to scale and roll out PEER products in the United States 5 Continue to enroll patients in Canadian military trial providing value - based care and cutting edge objective measurement tools in single payer system

Investor Presentation 20 CAPITALIZATION & BALANCE SHEET Common Stock Issued and Outstanding* 4,360,561 Total Shares of Common Stock Underlying Issued Options* 579,059 Total Shares of Common Stock Underlying Issued Warrants* 4,567,672 Fully Diluted* 9,507,292 Cash (12/31/2017)* $ 2,658,300 * As of Dec 31, 2017

Investor Presentation 21 SUMMARY With telemedicine, we can deliver mental health services where and when the patient needs them including the privacy of one’s own home. With artificial intelligence, machine learning and data analytics, we can analyze massive quantities of data to recognize patterns, predict outcomes and personalize medicine. Now Then Experience and instinct to avoid traffic Real - time data analytics MYnd’s patents and first mover advantage place it ahead of the curve, as major players such as Google, Amazon, Oracle and others enter the market… Trial & error prescribing MYnd PEER Report

Investor Presentation 22 CONTACT Robin L. Smith, MD, MBA Chairman of the Board tel : 917 - 691 - 7409 email: robin@robinlsmith.com George C. Carpenter IV, President and Chief Executive Officer tel: 949 - 697 - 2161 email: gcarpenter@myndanalytics.com Don D’Ambrosio, Chief Financial Officer tel :      email: dambrosio@myndanalytics.com

Investor Presentation DIGITAL HEALTH CARE: INVESTMENTS MYND is in one of the hottest areas of AI/digital health care 23 1/16 - 8/16

Investor Presentation Source: RockHealth, 2016 https:// rockhealth.com /reports/digital - health - exits - 2016 - ytd - 112 - digital - health - acquisitions - and - two - ipos/. DIGITAL HEALTH CARE In 2016 the 10 largest acquisitions brought in over $11B for shareholders 24 Target Acquired By Acquisition Amount Change Healthcare McKesson $3.0B Truven Analytics IBM $2.6B eResearchTechnology Nordic Capital $1.8B Netsmart Technologies Allscripts $950M Brightree Resmed $800M Imprivata Thoma Bravo $544M Assurex Myriad Genetics $410M Cardon Outreach MedData $400M Sequenom Laboratory Corp $371M Valence Health Evolent Health $219M

MENTAL HEALTH - TODAY

Problem:

- There is a shortage of psychiatrists so most treatment for non-psychotic mental health disorders is delivered by non-psychiatrists.[2]
- Clinicians often rely on trial and error prescribing for depression, anxiety, PTSD and other mental health conditions before finding a therapeutic regimen that works.



2/3 of individuals with mental illness never seek medical care, and of those who do millions fail to respond to current medication therapies [1]

Solution

- Through Arcadian, MYnd is **improving access to care through its telemedicine platform**
- MYnd has developed a **clinically validated technology** platform that utilizes complex algorithms to analyze EEGs
  - MYnd's patented platform technology informs therapeutic regimens, thereby improving patient outcomes and reducing healthcare costs.
  - Addresses depression, anxiety, bipolar disorder, PTSD and other non-psychotic disorders

(1) Integrated Behavioral Health Care Jürgen Unützer, MD, MPH, MA Chair, Psychiatry & Behavioral Sciences Director, AIMS Center University of Washington National Alliance Mental Health Summit, Denver, CO April 25, 2017
(2) Psychiatry and Clinical Neuroscience, Charles Zorumski and Eugene Rubin, https://books.google.pl/books?id=x2hpAgAAQBAJ&printsec=frontcover&hl=pl

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